                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of report (Date of earliest event reported): January 24, 2005
                                                 ------------------

                         Victory Capital Holdings Corp
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

          Nevada                    002-76219-NY                  87-0564472
----------------------------   ------------------------      -------------------
(State or Other Jurisdiction   (Commission File Number)        (IRS Employer
    of Incorporation)                                        Identification No.)

11718 Barrington Court Los Angeles California                     92692
--------------------------------------------------------------------------------
     (Address of Principal Executive Officers)                  (Zip Code)

Registrant's telephone number, including area code: 800 880 7330
                                                  ----------------


--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
       (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS

The Company accepted the resignation of Harold Gregg as Chairman of the Company and elected Jon Fullenkamp to fill the position until the next annual shareholders meeting.

9.01 FINANCIAL STATEMENTS AND EXHIBITS

Victory Capital Holdings Corp. Provides Corporate Update

January 24, 2005, Los Angeles, CA (PrimeZone) Victory Capital Holdings Corporation (OTCBB: VTYC) announces today a change in the Chairman of the Board. submitted his resignation and it was accepted by the Corporation effective January 20, 2005. The Corporation has expanded the duties of CEO, Jon Fullenkamp to include Chairman of the Board.

"The experience and professional relationships I have developed through Victory Capital Holding Corporation have been invaluable and very rewarding. Because I want to pursue other opportunities and ventures at this point in my life, it is time to step aside to allow Jon to lead the Corporation to greater levels of success." stated.

"The Corporation acknowledges and thanks Mr. Gregg for his contributions during his tenure as the Corporation's Chairman," stated Jon Fullenkamp Chairman & CEO.

"The framework for the Corporation has been set and we are now at a point where we can strategically position the Corporation. The next few weeks will be critical as we develop the future plans and direction for the Corporation. We expect to produce some very positive results for the shareholders. " stated Jon Fullenkamp, Chairman & CEO of Victory Capital

Victory Capital Holdings Corporation (VTYC), organized in Nevada, is a publicly traded company. The Company is designed to leverage the assets of existing, proven technology and to infuse those assets with marketing, management and financial support to become the recognized leader in its space.
Http://www.vtyc.com

Certain statements contained herein are "forward-looking" statements (as such term is defined in the Private Securities Litigation Reform Act of 1995). Because such statements include risks and uncertainties, actual results may differ materially from those expressed or implied by such forward-looking statements. Factors that could cause actual results to differ materially from those expressed or implied by such forward-looking statements include, but are not limited to, those discussed in filings made by the Company with the Securities and Exchange Commission.

CONTACT:  Victory Capital Holdings Corporation
Jon Fullenkamp
(800) 880-7330
investor@vtyc.com

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 24, 2005


Victory Capital Holdings Corporation
fka New Environmental Technologies Corporation

                                        By: /s/Jon Fullenkamp
                                            ------------------------------------
                                            Chairman & CEO